JPMorgan Funds - JPMorgan Instituional Trust
Rule 10f-3 Transactions
For the period from September 1, 2014 to February 28, 2015

The following securities were purchased pursuant to Rule 10f-3 and all requirements of the Rule 10f-3 Procedures of the Funds:

Fund JPMorgan Core Bond Trust
Trade Date 9/2/2014
Issuer Marathon Petroleum Corporation (MPC 3.625% September 15, 2024)
Cusip 56585AAG
Bonds 578,000
Offering Price $99.641
Spread 0.65%
Cost $575,925
Dealer Executing Trade Mitsubishi UFJ Securities
% of Offering  purchased by firm 2.25%
Syndicate Members Barclays, Citigroup, Mitsubishi UFJ, Morgan Stanley, RBS, UBS, Wells fargo, BND markets, JPMorgan,
BofA Merrill Lynch, PNC, Williams Capital
Fund JPMorgan Intermediate Bond Trust
Trade Date 9/2/2014
Issuer Marathon Petroleum Corporation (MPC 3.625% September 15, 2024)
Cusip 56585AAG
Bonds 67,000
Offering Price $99.641
Spread 0.65%
Cost $66,759
Dealer Executing Trade Mitsubishi UFJ Securities
% of Offering  purchased by firm 2.25%
Syndicate Members Barclays, Citigroup, Mitsubishi UFJ, Morgan Stanley, RBS, UBS, Wells fargo, BND markets, JPMorgan,
BofA Merrill Lynch, PNC, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 9/2/2014
Issuer Plains All American Pipeline (PAA 3.60% November 1, 2024)
Cusip 72650RBF
Bonds 1,000,000
Offering Price $99.842
Spread 0.65%
Cost $998,420
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.95%
Syndicate Members Barclays, BNP Paribas, DNB Markets, JPMorgan, BofA Merrill Lynch, Mizuho, BBVA, BMO Capital,
CIBC World, Fifth Third, ING, Regions, SG Americas, SMBC Nikko, US bancorp
Fund JPMorgan Intermediate Bond Trust
Trade Date 9/2/2014
Issuer Plains All American Pipeline (PAA 3.60% November 1, 2024)
Cusip 72650RBF
Bonds 100,000
Offering Price $99.842
Spread 0.65%
Cost $99,842
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 3.95%
Syndicate Members Barclays, BNP Paribas, DNB Markets, JPMorgan, BofA Merrill Lynch, Mizuho, BBVA, BMO Capital,
CIBC World, Fifth Third, ING, Regions, SG Americas, SMBC Nikko, US bancorp
Fund JPMorgan Core Bond Trust
Trade Date 9/3/2014
Issuer Simon Property Group LP (SPG 3.375% October 1, 2024)
Cusip 828807CS
Bonds 1,400,000
Offering Price $99.804
Spread 0.45%
Cost $1,397,256
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.59%
Syndicate Members Citigroup, Credit Suisse, Deutsche bank, JPMorgan, BofA Merrill Lynch, Morgan Stanley, RBS, UBS,
Fifth Third, PNC, Scotia Capital, SMBC Nikko, TD Securities
Fund JPMorgan Intermediate Bond Trust
Trade Date 9/3/2014
Issuer Simon Property Group LP (SPG 3.375% October 1, 2024)
Cusip 828807CS
Bonds 100,000
Offering Price $99.804
Spread 0.45%
Cost $99,804
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.59%
Syndicate Members Citigroup, Credit Suisse, Deutsche bank, JPMorgan, BofA Merrill Lynch, Morgan Stanley, RBS, UBS,
Fifth Third, PNC, Scotia Capital, SMBC Nikko, TD Securities
Fund JPMorgan Core Bond Trust
Trade Date 9/9/2014
Issuer British Sky Broadcasting (BSY 3.75% September 16, 2024 144A)
Cusip 111013AL
Bonds 296,000
Offering Price $99.620
Spread 0.45%
Cost $294,875
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.39%
Syndicate Members Bank of China, Barclays, BNP Paribas, DNB Markets, HSBC, JPMorgan, Lloyds, Mitsubishi UFJ, Mizuho,
Morgan Stanley, RBS, Santander, SMBC Nikko, Societe Generale, Unicredit
Fund JPMorgan Core Bond Trust
Trade Date 9/9/2014
Issuer Ecopetrol S.A. (ECOPET 4.125% January 16, 2025)
Cusip 279158AK
Bonds 533,000
Offering Price $99.001
Spread 0.30%
Cost $527,675
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 4.08%
Syndicate Members Citigroup, JPMorgan
Fund JPMorgan Intermediate Bond Trust
Trade Date 9/9/2014
Issuer Ecopetrol S.A. (ECOPET 4.125% January 16, 2025)
Cusip 279158AK
Bonds 58,000
Offering Price $99.001
Spread 0.30%
Cost $57,421
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 4.08%
Syndicate Members Citigroup, JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 9/16/2014
Issuer ANZ New Zealand (Intl) Limited (ANZNZ 2.60% September 23, 2019 144A)
Cusip 00182EAV
Bonds 750,000
Offering Price $99.935
Spread 0.25%
Cost $749,513
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.94%
Syndicate Members ANZ Banking Group, Citigroup, JPMorgan
Fund JPMorgan Intermediate Bond Trust
Trade Date 9/16/2014
Issuer ANZ New Zealand (Intl) Limited (ANZNZ 2.60% September 23, 2019 144A)
Cusip 00182EAV
Bonds 200,000
Offering Price $99.935
Spread 0.25%
Cost $199,870
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.94%
Syndicate Members ANZ Banking Group, Citigroup, JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 9/18/2014
Issuer Mizuho Bank, Ltd. (MIZUHO 2.65% September 25, 2019 144A)
Cusip 60688XAL
Bonds 623,000
Offering Price $99.828
Spread 0.35%
Cost $621,928
Dealer Executing Trade Mizuho Securities
% of Offering  purchased by firm 0.88%
Syndicate Members BofA Merrill Lynch, Barcalsy, Deutsche bank, Goldman Scahs, JPMorgan, Mizuho
Fund JPMorgan Intermediate Bond Trust
Trade Date 9/18/2014
Issuer Mizuho Bank, Ltd. (MIZUHO 2.65% September 25, 2019 144A)
Cusip 60688XAL
Bonds 200,000
Offering Price $99.828
Spread 0.35%
Cost $199,656
Dealer Executing Trade Mizuho Securities
% of Offering  purchased by firm 0.88%
Syndicate Members BofA Merrill Lynch, Barcalsy, Deutsche bank, Goldman Scahs, JPMorgan, Mizuho
Fund JPMorgan Core Bond Trust
Trade Date 9/22/2014
Issuer Niagara Mohawk Power (NGGLN 3.508% October 1, 2024 144A)
Cusip 65364UAK
Bonds 493,000
Offering Price $99.999
Spread 0.40%
Cost $492,995
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 2.57%
Syndicate Members Goldman Sachs, JPMorgan, Lloyds, Mizuho, Wells fargo, Bank of China, BBVA, BNP Paribas, BNY Mellon,
ING, Mitsubishi UFJ, RBC, RBS, TD Securities, UBS, UniCredit
Fund JPMorgan Intermediate Bond Trust
Trade Date 9/22/2014
Issuer Niagara Mohawk Power (NGGLN 3.508% October 1, 2024 144A)
Cusip 65364UAK
Bonds 28,000
Offering Price $99.999
Spread 0.40%
Cost $28,000
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 2.57%
Syndicate Members Goldman Sachs, JPMorgan, Lloyds, Mizuho, Wells fargo, Bank of China, BBVA, BNP Paribas, BNY Mellon,
ING, Mitsubishi UFJ, RBC, RBS, TD Securities, UBS, UniCredit
Fund JPMorgan Core Bond Trust
Trade Date 9/22/2014
Issuer Thomson Reuters Corp (TRICN 3.85% September 29, 2024)
Cusip 884903BT
Bonds 482,000
Offering Price $99.466
Spread 0.45%
Cost $479,426
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.62%
Syndicate Members Deutsche Bank, HSBC, Morgan Stanley, RBS, JPMorgan
Fund JPMorgan Intermediate Bond Trust
Trade Date 9/22/2014
Issuer Thomson Reuters Corp (TRICN 3.85% September 29, 2024)
Cusip 884903BT
Bonds 51,000
Offering Price $99.466
Spread 0.45%
Cost $50,728
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.62%
Syndicate Members Deutsche Bank, HSBC, Morgan Stanley, RBS, JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 9/23/2014
Issuer Sysco Corporation (SYY 3.00% October 2, 2021)
Cusip 871829AT
Bonds 259,000
Offering Price $99.781
Spread 0.40%
Cost $258,433
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.59%
Syndicate Members Goldman Sachs, HSBC, JPMorgan, TD Securities, US Bancorp, Wells Fargo, BB&T, BNY Mellon, Comerica, PNC,
Rabo Securities, Santander, Williams Capital, Zions First National Bank
Fund JPMorgan Intermediate Bond Trust
Trade Date 9/23/2014
Issuer Sysco Corporation (SYY 3.00% October 2, 2021)
Cusip 871829AT
Bonds 37,000
Offering Price $99.781
Spread 0.40%
Cost $36,919
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.59%
Syndicate Members Goldman Sachs, HSBC, JPMorgan, TD Securities, US Bancorp, Wells Fargo, BB&T, BNY Mellon, Comerica, PNC,
Rabo Securities, Santander, Williams Capital, Zions First National Bank
Fund JPMorgan Core Bond Trust
Trade Date 9/23/2014
Issuer Sysco Corporation (SYY 4.50% October 2, 2044)
Cusip 871829AW
Bonds 234,000
Offering Price $98.992
Spread 0.75%
Cost $231,641
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.42%
Syndicate Members Goldman Sachs, HSBC, JPMorgan, TD Securities, US Bancorp, Wells Fargo, BB&T, BNY Mellon, Comerica, PNC,
Rabo Securities, Santander, Williams Capital, Zions First National Bank
Fund JPMorgan Core Bond Trust
Trade Date 10/1/2014
Issuer Bayer US Finance LLC (BAYNGR 2.375% October 8, 2019 144A)
Cusip 07274EAD
Bonds 395,000
Offering Price $99.542
Spread 0.35%
Cost $393,191
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.10%
Syndicate Members Banco Santander, BofA Merrill Lynch, Barclays, BBVA, BNP Paribas, Citigroup, Commerzbank. Credit Agricole,
Credit Suisse, Deutsche bank, Goldman Sachs, HSBC, JPMorgan, Mitsubishi UFJ, Mizuho, RBS, SMBC Nikko, Societe Generale, UniCredit
Fund JPMorgan Core Bond Trust
Trade Date 10/2/2014
Issuer Enterprise Products Operating LLC (EPD 3.75% February 15, 2025)
Cusip 29379VBE
Bonds 343,000
Offering Price $99.681
Spread 0.65%
Cost $341,906
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.52%
Syndicate Members BofA Merrill Lynch, Citigroup, DNB Bank, JPMorgan, Morgan Stanley, RBS, Scotia, UBS, Mitsubishi UFJ,
Barclays, BBVA, Credit Suisse, Deutsche bank, Mizuho, Sumitomo, SunTrust, US bancorp, Wells Fargo
Fund JPMorgan Intermediate Bond Trust
Trade Date 10/2/2014
Issuer Enterprise Products Operating LLC (EPD 3.75% February 15, 2025)
Cusip 29379VBE
Bonds 37,000
Offering Price $99.681
Spread 0.65%
Cost $36,882
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.52%
Syndicate Members BofA Merrill Lynch, Citigroup, DNB Bank, JPMorgan, Morgan Stanley, RBS, Scotia, UBS, Mitsubishi UFJ,
Barclays, BBVA, Credit Suisse, Deutsche bank, Mizuho, Sumitomo, SunTrust, US bancorp, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 10/2/2014
Issuer Enterprise Products Operating LLC (EPD 4.95% October 15, 2054)
Cusip 29379VBF
Bonds 155,000
Offering Price $98.356
Spread 0.88%
Cost $152,452
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 2.57%
Syndicate Members BofA Merrill Lynch, Citigroup, DNB Bank, JPMorgan, Morgan Stanley, RBS, Scotia, UBS, Mitsubishi UFJ,
Barclays, BBVA, Credit Suisse, Deutsche bank, Mizuho, Sumitomo, SunTrust, US bancorp, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 10/6/2014
Issuer Petroleos Mexicanos (PEMEX 4.25% January 15,2025 144A)
Cusip 71656LBA
Bonds 370,000
Offering Price $99.423
Spread 0.18%
Cost $367,865
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.86%
Syndicate Members Credit Agricole. JPMorgan, BofA Merrill Lynch
Fund JPMorgan Intermediate Bond Trust
Trade Date 10/6/2014
Issuer Petroleos Mexicanos (PEMEX 4.25% January 15,2025 144A)
Cusip 71656LBA
Bonds 59,000
Offering Price $99.423
Spread 0.18%
Cost $58,660
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.86%
Syndicate Members Credit Agricole. JPMorgan, BofA Merrill Lynch
Fund JPMorgan Core Bond Trust
Trade Date 10/6/2014
Issuer Petroleos Mexicanos (PEMEX 5.50% June 27, 2044 144A)
Cusip 71656LBB
Bonds 492,000
Offering Price $101.895
Spread 0.20%
Cost $501,323
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.18%
Syndicate Members Credit Agricole. JPMorgan, BofA Merrill Lynch
Fund JPMorgan Intermediate Bond Trust
Trade Date 10/7/2014
Issuer Toyota Auto Receivables 2014-C Owner Trust A2 (TAOT 2014-C A2 0.51% February 15, 2017)
Cusip 89190AAB
Bonds 194,000
Offering Price $99.994
Spread 0.20%
Cost $193,988
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 10.87%
Syndicate Members BofA Merrill Lynch, Citigroup, Credit Agricole, JPMorgan
Fund JPMorgan Intermediate Bond Trust
Trade Date 10/7/2014
Issuer Toyota Auto Receivables 2014-C Owner Trust A3 (TAOT 2014-C A3 0.93% July 16, 2018)
Cusip 89190AAC
Bonds 134,000
Offering Price $99.996
Spread 0.25%
Cost $133,994
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 8.01%
Syndicate Members BofA Merrill Lynch, Citigroup, Credit Agricole, JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 10/16/2014
Issuer Ally Auto Receivables Trust 2014-SN2 A3 (ALLYL 1.03% September 20, 2017)
Cusip 02006UAD
Bonds 1,981,000
Offering Price $99.981
Spread 0.25%
Cost $1,980,625
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 16.73%
Syndicate Members Citigroup, Deutsche Bank, BMO Capital, CIBC World markets, JPMorgan
Fund JPMorgan Intermediate Bond Trust
Trade Date 10/16/2014
Issuer Ally Auto Receivables Trust 2014-SN2 A3 (ALLYL 1.03% September 20, 2017)
Cusip 02006UAD
Bonds 198,000
Offering Price $99.981
Spread 0.25%
Cost $197,963
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 16.73%
Syndicate Members Citigroup, Deutsche Bank, BMO Capital, CIBC World markets, JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 10/17/2014
Issuer Bank of America Corporation, Series L 2014 (BAC 4.25% October 22, 2026)
Cusip 06051GFL
Bonds 851,000
Offering Price $99.517
Spread 0.50%
Cost $846,890
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.36%
Syndicate Members BofA Merrill Lynch, Blaylock Robert Van, ANZ, Banca IMI, BBVA, Capital One, Danske Markets,
Deutsche bank, Goldman Sachs, Huntington, ING, JPMorgan, Lloyds, Mizuho, nab securities, Natixis, Rabo Securities,
RBS, RBC, Santander, Scotia Capital, SMBC Nikko, Standard Chartered, Wells Fargo, Muriel Siebert & Co
Fund JPMorgan Core Bond Trust
Trade Date 10/22/2014
Issuer Verizon Communications Inc. (VZ 3.00% November 1, 2021)
Cusip 92343VCN
Bonds 983,000
Offering Price $99.699
Spread 0.40%
Cost $980,041
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 1.89%
Syndicate Members Citigroup, Deutsche Bank, JPMorgan, Mizuho, Morgan Stanley, RBS, Wells Fargo, BNY Mellon, catleOak, CL King,
Drexel hamilton, Lebenthal, Loop Capital, US Bancorp
Fund JPMorgan Intermediate Bond Trust
Trade Date 10/22/2014
Issuer Verizon Communications Inc. (VZ 3.00% November 1, 2021)
Cusip 92343VCN
Bonds 179,000
Offering Price $99.699
Spread 0.40%
Cost $178,461
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 1.89%
Syndicate Members Citigroup, Deutsche Bank, JPMorgan, Mizuho, Morgan Stanley, RBS, Wells Fargo, BNY Mellon, catleOak, CL King,
Drexel hamilton, Lebenthal, Loop Capital, US Bancorp
Fund JPMorgan Core Bond Trust
Trade Date 10/22/2014
Issuer Verizon Communications Inc. (VZ 4.40% November 1, 2034)
Cusip 92343VCQ
Bonds 1,685,000
Offering Price $99.276
Spread 0.75%
Cost $1,672,801
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.69%
Syndicate Members Citigroup, Deutsche Bank, JPMorgan, Mizuho, Morgan Stanley, RBS, Wells Fargo, BNY Mellon, catleOak, CL King,
Drexel hamilton, Lebenthal, Loop Capital, US Bancorp
Fund JPMorgan Core Bond Trust
Trade Date 10/22/2014
Issuer Verizon Communications Inc. (VZ 3.50% November 1, 2024)
Cusip 92343VCR
Bonds 2,804,000
Offering Price $99.340
Spread 0.45%
Cost $2,785,494
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 2.29%
Syndicate Members Citigroup, Deutsche Bank, JPMorgan, Mizuho, Morgan Stanley, RBS, Wells Fargo, BNY Mellon, catleOak, CL King,
Drexel hamilton, Lebenthal, Loop Capital, US Bancorp
Fund JPMorgan Intermediate Bond Trust
Trade Date 10/22/2014
Issuer Verizon Communications Inc. (VZ 3.50% November 1, 2024)
Cusip 92343VCR
Bonds 295,000
Offering Price $99.340
Spread 0.45%
Cost $293,053
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 2.29%
Syndicate Members Citigroup, Deutsche Bank, JPMorgan, Mizuho, Morgan Stanley, RBS, Wells Fargo, BNY Mellon, catleOak, CL King,
Drexel hamilton, Lebenthal, Loop Capital, US Bancorp
Fund JPMorgan Core Bond Trust
Trade Date 10/30/2014
Issuer Toronto-Dominion Bank (TD 2.25% November 5, 2019)
Cusip 89114QAV
Bonds 521,000
Offering Price $99.821
Spread 0.35%
Cost $520,067
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.46%
Syndicate Members Goldman Sachs, JPMorgan, Morgan Stanley, TD Securities, Wells Fargo, Barclays, Desjardins Securities, Lloyds
Fund JPMorgan Intermediate Bond Trust
Trade Date 10/30/2014
Issuer Toronto-Dominion Bank (TD 2.25% November 5, 2019)
Cusip 89114QAV
Bonds 104,000
Offering Price $99.821
Spread 0.35%
Cost $103,814
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.46%
Syndicate Members Goldman Sachs, JPMorgan, Morgan Stanley, TD Securities, Wells Fargo, Barclays, Desjardins Securities, Lloyds
Fund JPMorgan Core Bond Trust
Trade Date 11/3/2014
Issuer Statoil ASA (STLNO 3.25% November 10, 2024)
Cusip 85771PAX0
Bonds 456,000
Offering Price $99.400
Spread 0.23%
Cost $453,264
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.34%
Syndicate Members JPMorgan, BofA Merrill Lynch, Morgan Stanley
Fund JPMorgan Core Bond Trust
Trade Date 11/4/2014
Issuer Noble Energy Inc (NBL 5.05% November 15, 2044)
Cusip 655044AJ
Bonds 314,000
Offering Price $99.265
Spread 0.88%
Cost $311,692
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.36%
Syndicate Members Barclays, BNP Paribas, Deutsche Bank, HSBC, BofA Merrill Lynch, Wells Fargo, BB&T, BBVA, BMO, CIBC, Citigroup,
DNB Markets, Fifth Third, JPMorgan, Lloyds, Mitsubishi, Mizuho, Morgan Sytanley, PNC, RBC, Scotia Capital, SG Americas, SMBC,
Standard Chartered,  TD Securities, US bancorp
Fund JPMorgan Core Bond Trust
Trade Date 11/6/2014
Issuer ConocoPhillips Company (COP 3.35% November 15, 2024)
Cusip 20826FAD8
Bonds 571,000
Offering Price $99.823
Spread 0.45%
Cost $569,989
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 0.91%
Syndicate Members BofA Merill Lynch, BNP Paribas, Citigroup, Credit Suisse, HSBC, JPMorgan, Mitsubishi, RBS, Banca IMI, Barclays,
Credit Agricole, Deutsche Bank, DNB Markets, Lloyds, Mizuho, Morgan Stanley, RBC, SG Americas, Skandinaviska Enskilda Bank, SMBC,
Standard Chartered, US Bancorp, Wells fargo
Fund JPMorgan Core Bond Trust
Trade Date 11/6/2014
Issuer Walgreens Boots Alliance, Inc. (WAG 4.50% November 18, 2034)
Cusip 931427AB4
Bonds 386,000
Offering Price $99.335
Spread 0.88%
Cost $383,433
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 3.89%
Syndicate Members BofA Merrill Lynch, Deutsche bank, Goldman Sachs, HSBC, JPMorgan, Morgan Stanley, Wells Fargo, Mitsubishi, RBS,
SG Americas, UniCredit, US bancorp, BB&T, Fifth Third, Lloyds, Loop Capital, Mizuho, Samuel A Ramirez, SMBC Nikko, SunTrust
Fund JPMorgan Core Bond Trust
Trade Date 11/6/2014
Issuer Walgreens Boots Alliance, Inc. (WAG 3.30% November 18, 2021)
Cusip 931427AF5
Bonds 544,000
Offering Price $99.727
Spread 0.40%
Cost $542,515
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.88%
Syndicate Members BofA Merrill Lynch, Deutsche bank, Goldman Sachs, HSBC, JPMorgan, Morgan Stanley, Wells Fargo, Mitsubishi,
RBS, SG Americas, UniCredit, US bancorp, BB&T, Fifth Third, Lloyds, Loop Capital, Mizuho, Samuel A Ramirez, SMBC Nikko, SunTrust
Fund JPMorgan Intermediate Bond Trust
Trade Date 11/6/2014
Issuer Walgreens Boots Alliance, Inc. (WAG 3.30% November 18, 2021)
Cusip 931427AF5
Bonds 91,000
Offering Price $99.727
Spread 0.40%
Cost $90,752
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.88%
Syndicate Members BofA Merrill Lynch, Deutsche bank, Goldman Sachs, HSBC, JPMorgan, Morgan Stanley, Wells Fargo,
Mitsubishi, RBS, SG Americas, UniCredit, US bancorp, BB&T, Fifth Third, Lloyds, Loop Capital, Mizuho, Samuel A Ramirez, SMBC Nikko, SunTrust
Fund JPMorgan Core Bond Trust
Trade Date 11/6/2014
Issuer Walgreens Boots Alliance (WAG 3.80% November 18, 2024)
Cusip 931427AH
Bonds 663,000
Offering Price $99.769
Spread 0.45%
Cost $324,249
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.33%
Syndicate Members BofA Merrill Lynch, Deutsche bank, Goldman Sachs, HSBC, JPMorgan, Morgan Stanley, Wells Fargo, Mitsubishi, RBS,
SG Americas, UniCredit, US bancorp, BB&T, Fifth Third, Lloyds, Loop Capital, Mizuho, Samuel A Ramirez, SMBC Nikko, SunTrust
Fund JPMorgan Core Bond Trust
Trade Date 11/7/2014
Issuer Cardinal Health Inc (CAH 2.40% November 15, 2019)
Cusip 14149YAZ
Bonds 540,000
Offering Price $99.813
Spread 0.60%
Cost $538,990
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 2.45%
Syndicate Members Deutsche bank, Goldman Sachs, JPMorgan, Morgan Stanley, Huntington, RBC, SunTrust, US bancorp
Fund JPMorgan Intermediate Bond Trust
Trade Date 11/7/2014
Issuer Cardinal Health Inc (CAH 2.40% November 15, 2019)
Cusip 14149YAZ
Bonds 45,000
Offering Price $99.813
Spread 0.60%
Cost $44,916
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 2.45%
Syndicate Members Deutsche bank, Goldman Sachs, JPMorgan, Morgan Stanley, Huntington, RBC, SunTrust, US bancorp
Fund JPMorgan Core Bond Trust
Trade Date 11/12/2014
Issuer Canadian Natural Resources Limited (CNQCN 3.90% February 1, 2025)
Cusip 136385AV3
Bonds 401,000
Offering Price $99.871
Spread 0.65%
Cost $400,483
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.00%
Syndicate Members Barclays, Citigroup, Jpmorgan, Mitsubishi, RBS, BMO, BNP, CIBC, DNB Markets, BofA merrill Lynch,
Mizuho, Scotia Capital, SG Americas
Fund JPMorgan Intermediate Bond Trust
Trade Date 11/12/2014
Issuer Canadian Natural Resources Limited (CNQCN 3.90% February 1, 2025)
Cusip 136385AV3
Bonds 25,000
Offering Price $99.871
Spread 0.65%
Cost $24,968
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.00%
Syndicate Members Barclays, Citigroup, Jpmorgan, Mitsubishi, RBS, BMO, BNP, CIBC, DNB Markets, BofA merrill Lynch,
Mizuho, Scotia Capital, SG Americas
Fund JPMorgan Core Bond Trust
Trade Date 11/12/2014
Issuer Gilead Sciences Inc (GILD 3.50% February 1, 2025)
Cusip 375558AZ
Bonds 632,000
Offering Price $99.906
Spread 0.45%
Cost $631,406
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.04%
Syndicate Members Barclays, HSBC, JPMorgan, BofA Merrill Lynch, Goldman Sachs, Mitsubishi UFJ, Mizhuo, RBC, SMBC,
US Bancorp, Wells fargo, Williams capiatl
Fund JPMorgan Intermediate Bond Trust
Trade Date 11/12/2014
Issuer Gilead Sciences Inc (GILD 3.50% February 1, 2025)
Cusip 375558AZ
Bonds 57,000
Offering Price $99.906
Spread 0.45%
Cost $56,946
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.04%
Syndicate Members Barclays, HSBC, JPMorgan, BofA Merrill Lynch, Goldman Sachs, Mitsubishi UFJ, Mizhuo, RBC, SMBC,
US Bancorp, Wells fargo, Williams capiatl
Fund JPMorgan Core Bond Trust
Trade Date 11/13/2014
Issuer Macys Retail Holdings Inc (M 4.50% December 15, 2034)
Cusip 55616XAM9
Bonds 526,000
Offering Price $98.940
Spread 0.75%
Cost $520,424
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 1.08%
Syndicate Members Credit Suisse, Goldman Sachs, JPMorgan, BofA Merrill Lynch, US bancorp, Wells Fargo, BNY Mellon, Citigroup,
Fifth Third, Loop Capital, Mitsubishi UFJ, PNC, Samuel A ramirez,
Standard Chartered, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 11/17/2014
Issuer Duke Energy Progress Inc (DUK 4.15% December 1, 2044)
Cusip 26442RAD
Bonds 387,000
Offering Price $99.658
Spread 0.88%
Cost $385,676
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 2.55%
Syndicate Members BNP Paribas, Goldman Scahs, JPMorgan, Mitsubishi UFJ, Wells Fargo, Blaylock, BNY Melllon, CastleOak,
Fifth Third, KeyBanc, Loop Capital, US bacnorp
Fund JPMorgan Core Bond Trust
Trade Date 11/18/2014
Issuer Parker-Hannifin Corporation (PH 4.45% November 21, 2044)
Cusip 70109HAN
Bonds 592,000
Offering Price $99.868
Spread 0.88%
Cost $591,219
Dealer Executing Trade Morgan and Stanley and Company
% of Offering  purchased by firm 3.46%
Syndicate Members Mizuho, Morgan Stanley, Wels Fargo, KeyBanc, Barclays, Goldman Scahs, RBS, JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 11/18/2014
Issuer United Mexican States (MEX 3.60% January 30, 2025)
Cusip 91087BAA
Bonds 788,000
Offering Price $99.335
Spread 0.18%
Cost $782,760
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 2.18%
Syndicate Members BofA Merrill Lynch, Credit Suisse, Morgan Stanley, Jpmorgan
Fund JPMorgan Intermediate Bond Trust
Trade Date 11/18/2014
Issuer United Mexican States (MEX 3.60% January 30, 2025)
Cusip 91087BAA
Bonds 250,000
Offering Price $99.335
Spread 0.18%
Cost $248,338
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 2.18%
Syndicate Members BofA Merrill Lynch, Credit Suisse, Morgan Stanley, Jpmorgan
Fund JPMorgan Core Bond Trust
Trade Date 11/19/2014
Issuer Boardwalk Pipelines LP (BWP 4.95% Decmeber 15, 2024)
Cusip 096630AD
Bonds 338,000
Offering Price $98.820
Spread 0.65%
Cost $334,012
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 3.92%
Syndicate Members Barclays, Citigroup, Deutsche Bank, JPMorgan, Mitsubishi UFJ, Wells Fargo, BB&T, BBVA, Fifth Third,
Goldman Sachs, Mizuho, Morgan Stanley, RBC, UBS
Fund JPMorgan Intermediate Bond Trust
Trade Date 11/19/2014
Issuer Boardwalk Pipelines LP (BWP 4.95% Decmeber 15, 2024)
Cusip 096630AD
Bonds 29,000
Offering Price $98.820
Spread 0.65%
Cost $28,658
Dealer Executing Trade Barclays Capital Inc
% of Offering  purchased by firm 3.92%
Syndicate Members Barclays, Citigroup, Deutsche Bank, JPMorgan, Mitsubishi UFJ, Wells Fargo, BB&T, BBVA, Fifth Third,
Goldman Sachs, Mizuho, Morgan Stanley, RBC, UBS
Fund JPMorgan Core Bond Trust
Trade Date 11/21/2014
Issuer Caterpillar Financial Services Corporation (CAT 2.25% December 1, 2019)
Cusip 14912L6F3
Bonds 882,000
Offering Price $99.920
Spread 0.35%
Cost $881,294
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.22%
Syndicate Members BofA Merrill Lynch, JPMorgan, RBS, Societe Generale
Fund JPMorgan Intermediate Bond Trust
Trade Date 11/21/2014
Issuer Caterpillar Financial Services Corporation (CAT 2.25% December 1, 2019)
Cusip 14912L6F3
Bonds 206,000
Offering Price $99.920
Spread 0.35%
Cost $205,835
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.22%
Syndicate Members BofA Merrill Lynch, JPMorgan, RBS, Societe Generale
Fund JPMorgan Core Bond Trust
Trade Date 11/24/2014
Issuer Ratheon Company (RTN 3.15% December 15, 2024)
Cusip 755111BY6
Bonds 340,000
Offering Price $99.377
Spread 0.45%
Cost $337,882
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.08%
Syndicate Members Citigroup, Credit Suisse, JPMorgan, BofA Merrill Lynch, Barclays, BNP Paribas, Credit Agricole,
Deutsche Bank, Morgan Stanley, RBS, UBS, Wells Fargo, ANZ Securities
Fund JPMorgan Core Bond Trust
Trade Date 12/1/2014
Issuer Cox Communications Inc (COXENT 4.80% February 1, 2035 144A)
Cusip 224044CF2
Bonds 885,000
Offering Price $99.964
Spread 0.88%
Cost $884,681
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 2.70%
Syndicate Members Barclays, Citigroup, JPMorgan, Mizuho,Morgan Stanley, Wells Fargo, BofA Merrill Lynch, PNC, RBC,
RBS, Sumitomo Mitsui, Sun Ttrust, Deutsche Bank, Goldman Sachs, Scotia Capital
Fund JPMorgan Core Bond Trust
Trade Date 12/1/2014
Issuer Medtronic Inc (MDT 3.15% March 15, 2022 144A)
Cusip 585055BL9
Bonds 821,000
Offering Price $99.791
Spread 0.40%
Cost $819,284
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.22%
Syndicate Members BofA Merrill Lynch, Deutsche Bank, JPMOrgan, UBS, Barclays, Citigroup, Morgan Stanley, RBS, HSBC,
Mizuho, US Bancorp, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 12/1/2014
Issuer Medtronic Inc (MDT 4.375% March 15, 2035 144A)
Cusip 585055BN5
Bonds 1,025,000
Offering Price $99.117
Spread 0.88%
Cost $1,015,949
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.75%
Syndicate Members BofA Merrill Lynch, Deutsche Bank, JPMOrgan, UBS, Barclays, Citigroup, Morgan Stanley, RBS, HSBC,
Mizuho, US Bancorp, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 12/2/2014
Issuer DIRECTV Holdings LLC and DIRECTV Financing Co., Inc. (DTV 3.95% January 15, 2025)
Cusip 25460CAA1
Bonds 376,000
Offering Price $99.313
Spread 0.45%
Cost $373,417
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.72%
Syndicate Members Barclays, Deutsche Bank, JPMorgan, Morgan Stanley, RBC, Santander, BBVA, Citigroup, Credit Agricole,
Goldman Sachs, Lloyds, BofA Merrill Lynch, Mitsubishi, Mizuho, RBS, SMBC Nikko, UBS, US Bancorp, Wells Fargo
Fund JPMorgan Intermediate Bond Trust
Trade Date 12/2/2014
Issuer DIRECTV Holdings LLC and DIRECTV Financing Co., Inc. (DTV 3.95% January 15, 2025)
Cusip 25460CAA1
Bonds 26,000
Offering Price $99.313
Spread 0.45%
Cost $25,821
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.72%
Syndicate Members Barclays, Deutsche Bank, JPMorgan, Morgan Stanley, RBC, Santander, BBVA, Citigroup, Credit Agricole,
Goldman Sachs, Lloyds, BofA Merrill Lynch, Mitsubishi, Mizuho, RBS, SMBC Nikko, UBS, US Bancorp, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 12/4/2014
Issuer Becton, Dickinson and Company (BDX 2.675% December 15, 2019)
Cusip 075887BE8
Bonds 162,000
Offering Price $100.000
Spread 0.60%
Cost $162,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 2.02%
Syndicate Members BNP Paribas, Citigroup, Goldman Sachs, JPMorgan, Mitsubishi, Morgan Stanley, Banc IMI, BNY Mellon,
ING, Mizuho, Standard Chartered, Wells Fargo, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 12/4/2014
Issuer Becton, Dickinson and Company (BDX 3.734% December 15, 2024)
Cusip 075887BF
Bonds 243,000
Offering Price $100.000
Spread 0.65%
Cost $243,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.89%
Syndicate Members BNP Paribas, Citigroup, Goldman Sachs, JPMorgan, Mitsubishi, Morgan Stanley, Banc IMI, BNY Mellon,
ING, Mizuho, Standard Chartered, Wells Fargo, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 1/6/2015
Issuer FedEx Corporation (FDX 3.90% February 1, 2035)
Cusip 31428XBA3
Bonds 318,000
Offering Price $99.542
Spread 0.88%
Cost $316,544
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.72%
Syndicate Members Citigroup,, BofA merrill Lynch, Morgan Stanley, Regions, SunTrust, BNP Paribas, Commerz Markets, Deutsche Bank,
Drexel Hamilton, Fifth Third, FTN Financial, Goldman Sachs, HSBC, JPMorgan, KBC Securities, Mitsubushi UFJ, Mizuho, PNC, Scotia Capital,
SMBC Nikko, Standard Chartered, US Bancorp, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 1/6/2015
Issuer Ford Motor Credit Company LLC (F 2.145% January 9, 2018)
Cusip 345397WZ2
Bonds 340,000
Offering Price $100.000
Spread 0.25%
Cost $340,000
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.85%
Syndicate Members Barclays, Credit Agricole, Goldman Sachs, JPMorgan, RBC, Banco Bradesco, BBVA, Lloyds, Mizuho, SG Americas
Fund JPMorgan Core Bond Trust
Trade Date 1/7/2015
Issuer CBS Corporation (CBS 4.60% January 15, 2045)
Cusip 124857AN3
Bonds 345,000
Offering Price $98.701
Spread 0.88%
Cost $340,518
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 0.96%
Syndicate Members Citigroup, Goldman Sachs, JPMorgan, Mizuho, Morgan Stanley, US Bancorp, Wells Fargo, BNP Paribas, BNY Mellon,
Drexel Hamilton, Lebenthal, Lloyds, Loop Capital, RBC, Samuel A Ramirez, SMBC Nikko, TD Securities, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 1/7/2015
Issuer Ventas Realty LP (VTR 3.50% February 1, 2025)
Cusip 92277GAE7
Bonds 242,000
Offering Price $99.663
Spread 0.65%
Cost $241,184
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.77%
Syndicate Members JPMorgan, BofA Merrill, Lynch, RBC, TD Securities, Barclays, BBVA, Citigroup, Credit Agricole, Credit Suisse,
Goldman Sachs, Jefferies, Mitsubishi UFJ, Morgan Stanley, RBS, UBS, Wells Fargo, BB&T, Fifth Third
Fund JPMorgan Intermediate Bond Trust
Trade Date 1/7/2015
Issuer Ventas Realty LP (VTR 3.50% February 1, 2025)
Cusip 92277GAE7
Bonds 27,000
Offering Price $99.663
Spread 0.65%
Cost $26,909
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 0.77%
Syndicate Members JPMorgan, BofA Merrill, Lynch, RBC, TD Securities, Barclays, BBVA, Citigroup, Credit Agricole, Credit Suisse,
Goldman Sachs, Jefferies, Mitsubishi UFJ, Morgan Stanley, RBS, UBS, Wells Fargo, BB&T, Fifth Third
Fund JPMorgan Core Bond Trust
Trade Date 1/8/2015
Issuer Exelon Generation Company, LLC (EXC 2.95% January 15, 2020)
Cusip 30161MAP8
Bonds 300,000
Offering Price $99.981
Spread 0.60%
Cost $299,943
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 3.77%
Syndicate Members Barclays, Citigroup, Credit Suisse, JPMorgan, Morgan Stanley, Samuel A Ramirez, Telsey Advisory
Fund JPMorgan Intermediate Bond Trust
Trade Date 1/8/2015
Issuer Exelon Generation Company, LLC (EXC 2.95% January 15, 2020)
Cusip 30161MAP8
Bonds 45,000
Offering Price $99.981
Spread 0.60%
Cost $44,991
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 3.77%
Syndicate Members Barclays, Citigroup, Credit Suisse, JPMorgan, Morgan Stanley, Samuel A Ramirez, Telsey Advisory
Fund JPMorgan Core Bond Trust
Trade Date 1/12/2015
Issuer American International Group, Inc. (AIG 3.875% January 15, 2035)
Cusip 026874DC8
Bonds 296,000
Offering Price $99.669
Spread 0.88%
Cost $295,020
Dealer Executing Trade US Bancorp Investment Inc.
% of Offering  purchased by firm 1.36%
Syndicate Members BNP Paribas, Citigroup, Deutsche Bank, HSBC, JPMorgan, Morgan Stanley, US Bancorp, Wells Fargo, ANZ,
ING, Lloyds, Mizuho, nabSecurities,Natixis, PNC, Sandler O'Neill, Santander, Scotia Capital, SG Americas, SMBC Nikko,
Standard Chartered, UniCredit
Fund JPMorgan Core Bond Trust
Trade Date 1/13/2015
Issuer Southern California Edison Company 2015A (EIX 1.845% February 1, 2022)
Cusip 842400GF4
Bonds 155,000
Offering Price $100.000
Spread 0.63%
Cost $155,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.33%
Syndicate Members Barclays, Citigroup, JPMorgan, Mitsubishi UFJ, RBS, UBS, Wells Fargo, Apto Partners, Drexel hamiton, Great Pacific,
Guzman, Lebenthal, MFR, Mischler, SL Hare, SunTrust, US bancorp, Williams Capital
Fund JPMorgan Intermediate Bond Trust
Trade Date 1/13/2015
Issuer Southern California Edison Company 2015A (EIX 1.845% February 1, 2022)
Cusip 842400GF4
Bonds 58,000
Offering Price $100.000
Spread 0.63%
Cost $58,000
Dealer Executing Trade Citigroup Global Markets
% of Offering  purchased by firm 1.33%
Syndicate Members Barclays, Citigroup, JPMorgan, Mitsubishi UFJ, RBS, UBS, Wells Fargo, Apto Partners, Drexel hamiton,
Great Pacific, Guzman, Lebenthal, MFR, Mischler, SL Hare, SunTrust, US bancorp, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 1/21/2015
Issuer Republic of Colombia (COLOM 5.00% June 15, 2045)
Cusip 195325CU7
Bonds 515,000
Offering Price $99.018
Spread 0.25%
Cost $509,943
Dealer Executing Trade Morgan Stanley
% of Offering  purchased by firm 1.08%
Syndicate Members JPMorgan, Morgan Stanley
Fund JPMorgan Core Bond Trust
Trade Date 1/21/2015
Issuer Honda Auto Receivables Owner Trust 2015-1 A2 (HAROT 2015-1 A2 0.70% June 15, 2017)
Cusip 43814KAB7
Bonds 797,000
Offering Price $99.995
Spread 0.19%
Cost $796,958
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 13.74%
Syndicate Members BofA Merrill Lynch, Citigroup, BNP Paribas, BNY Mellon, JPMorgan
Fund JPMorgan Intermediate Bond Trust
Trade Date 1/21/2015
Issuer Honda Auto Receivables Owner Trust 2015-1 A2 (HAROT 2015-1 A2 0.70% June 15, 2017)
Cusip 43814KAB7
Bonds 228,000
Offering Price $99.995
Spread 0.19%
Cost $227,988
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 13.74%
Syndicate Members BofA Merrill Lynch, Citigroup, BNP Paribas, BNY Mellon, JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 1/26/2015
Issuer Penske Truck Leasing Co LP and PTL Finance Corp (3.375% February 1, 2022 144A)
Cusip 709599AS3
Bonds 1,131,000
Offering Price $99.957
Spread 0.53%
Cost $1,130,514
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.72%
Syndicate Members BofA Merrill Lynch, JPMorgan, Mizuho, RBS, Wells Fargo
Fund JPMorgan Intermediate Bond Trust
Trade Date 1/26/2015
Issuer Penske Truck Leasing Co LP and PTL Finance Corp (3.375% February 1, 2022 144A)
Cusip 709599AS3
Bonds 141,000
Offering Price $99.957
Spread 0.53%
Cost $140,939
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 2.72%
Syndicate Members BofA Merrill Lynch, JPMorgan, Mizuho, RBS, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 1/26/2015
Issuer Union Pacific Corporation (UNP3.875% February 1, 2055)
Cusip 907818EC8
Bonds 163,000
Offering Price $99.576
Spread 0.88%
Cost $162,309
Dealer Executing Trade Credit Suisse Securities
% of Offering  purchased by firm 2.23%
Syndicate Members Barclays, Citigroup, Credit Suisse, Morgan Stanley, JPMorgan, BofA Merrill Lynch, Wells Fargo,
BNY Mellon, Loop Capital, Mistsubishi UFJ, Mizuho, PNC, SunTRust, US Bancorp
Fund JPMorgan Core Bond Trust
Trade Date 1/29/2015
Issuer Praxair Inc (PX 2.65% February 5, 2025)
Cusip 74005PBN3
Bonds 473,000
Offering Price $99.617
Spread 0.45%
Cost $471,188
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 1.59%
Syndicate Members Credit Suisse, JPMorgan, RBSD, Wells Fargo, ANZ, BBVA, Goldman Sachs, Itau BBA, Mitsubishi UFJ,
PNC, SG Americas
Fund JPMorgan Intermediate Bond Trust
Trade Date 1/29/2015
Issuer Praxair Inc (PX 2.65% February 5, 2025)
Cusip 74005PBN3
Bonds 41,000
Offering Price $99.617
Spread 0.45%
Cost $40,843
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 1.59%
Syndicate Members Credit Suisse, JPMorgan, RBSD, Wells Fargo, ANZ, BBVA, Goldman Sachs, Itau BBA, Mitsubishi UFJ,
PNC, SG Americas
Fund JPMorgan Core Bond Trust
Trade Date 2/2/2015
Issuer Apple Inc (AAPL 2.15% February 9, 2022)
Cusip 037833AY6
Bonds 927,000
Offering Price $99.981
Spread 0.18%
Cost $926,824
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 4.78%
Syndicate Members Deutsche Bank, Goldman Scahs, Barclays, Citigroup, Credit Suisse, JpMorgan, BofA Merrill Lynch,
Samuel A Ramirez, Wells Fargo, Williams Capital
Fund JPMorgan Intermediate Bond Trust
Trade Date 2/2/2015
Issuer Apple Inc (AAPL 2.15% February 9, 2022)
Cusip 037833AY6
Bonds 273,000
Offering Price $99.981
Spread 0.18%
Cost $272,948
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 4.78%
Syndicate Members Deutsche Bank, Goldman Scahs, Barclays, Citigroup, Credit Suisse, JpMorgan, BofA Merrill Lynch,
Samuel A Ramirez, Wells Fargo, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 2/2/2015
Issuer Apple Inc (AAPL 3.45% February 9, 2045)
Cusip 037833BA7
Bonds 625,000
Offering Price $99.113
Spread 0.60%
Cost $619,456
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.77%
Syndicate Members Deutsche Bank, Goldman Scahs, Barclays, Citigroup, Credit Suisse, JpMorgan, BofA Merrill Lynch,
Samuel A Ramirez, Wells Fargo, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 2/2/2015
Issuer Capital One Financial Corporation (COF 3.20% February 5, 2025)
Cusip 14040HBG9
Bonds 750,000
Offering Price $99.754
Spread 0.45%
Cost $748,155
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.49%
Syndicate Members Barclays, Capital One, Deutsche Bank, JPMorgan, Morgan Stanley, Mischler, Samuel A Ramirez
Fund JPMorgan Intermediate Bond Trust
Trade Date 2/2/2015
Issuer Capital One Financial Corporation (COF 3.20% February 5, 2025)
Cusip 14040HBG9
Bonds 125,000
Offering Price $99.754
Spread 0.45%
Cost $124,693
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 1.49%
Syndicate Members Barclays, Capital One, Deutsche Bank, JPMorgan, Morgan Stanley, Mischler, Samuel A Ramirez
Fund JPMorgan Core Bond Trust
Trade Date 2/4/2015
Issuer Memorial Sloan-Kettering (MSKCC 4.20% July 1, 2055)
Cusip 586054AC2
Bonds 182,000
Offering Price $99.637
Spread 0.68%
Cost $181,339
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 0.36%
Syndicate Members Goldman Sachs, Jpmorgan, BofA Merril Lynch, Morgan Stanley
Fund JPMorgan Core Bond Trust
Trade Date 2/4/2015
Issuer New York Life Global Funding (NYLIFE 1.95% February 11, 2020 144A)
Cusip 64952WBY8
Bonds 129,000
Offering Price $99.981
Spread 0.24%
Cost $128,975
Dealer Executing Trade BofA Merrill Lynch
% of Offering  purchased by firm 1.49%
Syndicate Members BofA Merrill Lynch, Goldman Sachs, JPMorgan, Blaylock, CastleOak, Great Pacific,
Loop Capital, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 2/5/2015
Issuer Costco Wholesale Corp (COST 2.25% February 15, 2022)
Cusip 22160KAH8
Bonds 858,000
Offering Price $99.704
Spread 0.40%
Cost $855,460
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 3.59%
Syndicate Members JPMorgan, Guggenheim, US Bancorp, Wells Fargoander, SMBC, Wells Fargo
Fund JPMorgan Intermediate Bond Trust
Trade Date 2/5/2015
Issuer Costco Wholesale Corp (COST 2.25% February 15, 2022)
Cusip 22160KAH8
Bonds 86,000
Offering Price $99.704
Spread 0.40%
Cost $85,745
Dealer Executing Trade Wells Fargo Advisors
% of Offering  purchased by firm 3.59%
Syndicate Members JPMorgan, Guggenheim, US Bancorp, Wells Fargoander, SMBC, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 2/5/2015
Issuer MUFG Americas Holdings Corporation (UNBC 2.25% February 10, 2020)
Cusip 553794AB4
Bonds 270,000
Offering Price $99.981
Spread 0.35%
Cost $269,949
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 3.63%
Syndicate Members Barclays, BofA Merrill Lynch, Mitsubishi UFJ, Morgan Stanley, Deutsche Bank, JPMorgan
Fund JPMorgan Intermediate Bond Trust
Trade Date 2/5/2015
Issuer MUFG Americas Holdings Corporation (UNBC 2.25% February 10, 2020)
Cusip 553794AB4
Bonds 36,000
Offering Price $99.981
Spread 0.35%
Cost $35,993
Dealer Executing Trade Morgan Stanley and Company
% of Offering  purchased by firm 3.63%
Syndicate Members Barclays, BofA Merrill Lynch, Mitsubishi UFJ, Morgan Stanley, Deutsche Bank, JPMorgan
Fund JPMorgan Core Bond Trust
Trade Date 2/5/2015
Issuer Merck & Co., Inc. (MRK 2.35% February 10, 2022)
Cusip 58933YAQ8
Bonds 644,000
Offering Price $99.865
Spread 0.40%
Cost $643,131
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.74%
Syndicate Members BNP Paribas, Credit Suisse, Deutsche Bank, JPMOrgan, Blaylock, Citigroup, DNB NOR Markets,
Great Pacific, HSBC, ING, BofA Merrill Lynch, RBS, Santander, SMBC, Wells Fargo
Fund JPMorgan Intermediate Bond Trust
Trade Date 2/5/2015
Issuer Merck & Co., Inc. (MRK 2.35% February 10, 2022)
Cusip 58933YAQ8
Bonds 64,000
Offering Price $99.865
Spread 0.40%
Cost $63,914
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.74%
Syndicate Members BNP Paribas, Credit Suisse, Deutsche Bank, JPMOrgan, Blaylock, Citigroup, DNB NOR Markets,
Great Pacific, HSBC, ING, BofA Merrill Lynch, RBS, Santander, SMBC, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 2/5/2015
Issuer Merck & Co., Inc. (MRK 3.70% February 10, 2045)
Cusip 58933YAT2
Bonds 210,000
Offering Price $99.425
Spread 0.88%
Cost $208,793
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.73%
Syndicate Members BNP Paribas, Credit Suisse, Deutsche Bank, JPMOrgan, Blaylock, Citigroup, DNB NOR Markets,
Great Pacific, HSBC, ING, BofA Merrill Lynch, RBS, Santander, SMBC, Wells Fargo
Fund JPMorgan Intermediate Bond Trust
Trade Date 2/5/2015
Issuer Merck & Co., Inc. (MRK 3.70% February 10, 2045)
Cusip 58933YAT2
Bonds 30,000
Offering Price $99.425
Spread 0.88%
Cost $29,828
Dealer Executing Trade Deutsche Bank Securities
% of Offering  purchased by firm 1.73%
Syndicate Members BNP Paribas, Credit Suisse, Deutsche Bank, JPMOrgan, Blaylock, Citigroup, DNB NOR Markets,
Great Pacific, HSBC, ING, BofA Merrill Lynch, RBS, Santander, SMBC, Wells Fargo
Fund JPMorgan Core Bond Trust
Trade Date 2/9/2015
Issuer Microsoft Corporation (MSFT 2.375% February 12, 2022)
Cusip 594918BA1
Bonds 1,000,000
Offering Price $99.827
Spread 0.40%
Cost $998,270
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 2.56%
Syndicate Members Barclays, Citigroup, Goldman Scahs, HSBC, JPMorgan, BofA Merrill Lynch, RBS, Wells Fargo,
CastleOak, Drexel Hamilton, Lebenthal, Loop Capital, Samuel A Ramirez, Williams Capital
Fund JPMorgan Intermediate Bond Trust
Trade Date 2/9/2015
Issuer Microsoft Corporation (MSFT 2.375% February 12, 2022)
Cusip 594918BA1
Bonds 100,000
Offering Price $99.827
Spread 0.40%
Cost $99,827
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 2.56%
Syndicate Members Barclays, Citigroup, Goldman Scahs, HSBC, JPMorgan, BofA Merrill Lynch, RBS, Wells Fargo,
CastleOak, Drexel Hamilton, Lebenthal, Loop Capital, Samuel A Ramirez, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 2/9/2015
Issuer Microsoft Corporation (MSFT 3.50% February 12, 2035)
Cusip 594918BC7
Bonds 291,000
Offering Price $98.850
Spread 0.88%
Cost $287,654
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 0.59%
Syndicate Members Barclays, Citigroup, Goldman Scahs, HSBC, JPMorgan, BofA Merrill Lynch, RBS,
Wells Fargo, CastleOak, Drexel Hamilton, Lebenthal, Loop Capital, Samuel A Ramirez, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 2/9/2015
Issuer Microsoft Corporation (MSFT 4.00% February 12, 2055)
Cusip 594918BE3
Bonds 305,000
Offering Price $98.410
Spread 0.88%
Cost $300,151
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 1.74%
Syndicate Members Barclays, Citigroup, Goldman Scahs, HSBC, JPMorgan, BofA Merrill Lynch, RBS, Wells Fargo, CastleOak,
Drexel Hamilton, Lebenthal, Loop Capital, Samuel A Ramirez, Williams Capital
Fund JPMorgan Core Bond Trust
Trade Date 2/18/2015
Issuer Waste Management Inc (WM 3.90% March 1, 2035)
Cusip 94106LBB4
Bonds 156,000
Offering Price $99.834
Spread 0.88%
Cost $155,741
Dealer Executing Trade Goldman Sachs and Company
% of Offering  purchased by firm 1.83%
Syndicate Members Barclays, Credit Suisse, Deutsche bank, Goldman Sachs, JPMorgan, BofA Merrill Lynch,
RBS, Wells fargo, BBVA, Blaylock, BNP Paribas, BNY Mellon, Citigroup,Comerica, Drexel Hamilton, lloyds, Mitsubishi UFJ,
Mizuho, PNC, Scoyia Capital, SMBC Nikko, US Bancorp
Fund JPMorgan Core Bond Trust
Trade Date 2/23/2015
Issuer Daimler Finance NA LLC (DAIGR 2.25% March 2, 2020 144A)
Cusip 233851BR4
Bonds 305,000
Offering Price $99.770
Spread 0.25%
Cost $304,299
Dealer Executing Trade Mitsubishi UFJ Securities
% of Offering  purchased by firm 0.30%
Syndicate Members Banco Bilbao, Barclays, JPMorgan, Mitsubishi UFJ, SG Americas
Fund JPMorgan Core Bond Trust
Trade Date 2/25/2015
Issuer Magellan Midstream Partners, L.P. (MMP 3.20% March 15, 2025)
Cusip 559080AH
Bonds 353,000
Offering Price $99.871
Spread 0.65%
Cost $352,545
Dealer Executing Trade RBC Capital Markets
% of Offering  purchased by firm 2.53%
Syndicate Members Citigroup, JPMorgan, RBC, SunTrust, Barclays, Mitsubishi UFJ, Morgan Stanley, PNC, SMBC Nikko, US bancorp, Wells Fargo
Fund JPMorgan Intermediate Bond Trust
Trade Date 2/25/2015
Issuer World Omni Auto Receivables Trust 2015-A A3 ((WOART 2015-A A3 1.34% May 15, 2020)
Cusip 98161JAD9
Bonds 77,000
Offering Price $99.999
Spread 0.25%
Cost $76,999
Dealer Executing Trade Barclays Capital Inc.
% of Offering  purchased by firm 5.60%
Syndicate Members BofA Merrill Lynch, Barclays Capital, JPMorgan, Mitsubishi UFJ